Exhibit 99.2
SECOND TERRITORY BUSINESS OF THE ACON ENTITIES
COMBINED STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
MARCH 31, 2009 and DECEMBER 31, 2008
(Dollars in thousands)

	March 31, 2009	December 31, 2008
	(UNAUDITED)
Accounts receivable, net of allowance	$3,577	$4,196
Inventory, net of reserve	5,769	5,883
Fixed assets, net	1,051	1,126
Other assets	14	—

Assets acquired	10,411	11,205

Accounts payable	5,654	6,336
Accrued taxation	—	1,202
Advances from customers	—	528
Accrued expenses	1,515	1,205
Commitments and contingencies	—	—

Liabilities assumed	7,169	9,271

Net assets acquired	3,242	1,934

See accompanying notes to these financial statements

SECOND TERRITORY BUSINESS OF THE ACON ENTITIES
UNAUDITED COMBINED STATEMENTS OF REVENUE AND DIRECT EXPENSES
FOR THE THREE MONTHS ENDED MARCH 31, 2009 AND 2008
(Dollars in thousands)

	2009	2008
Revenue	$10,398	$9,308
Cost of revenue	4,857	4,557

Gross margin	5,541	4,751

Direct expenses	1,247	1,247

Operating income	4,294	3,504

Non-operating expense/(income)	(87)	144

Income before tax	4,381	3,360

Income tax provision	—	236

Net income	$4,381	$3,124

See accompanying notes to these financial statements

SECOND TERRITORY BUSINESS OF THE ACON ENTITIES
NOTES TO UNAUDITED COMBINED STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
MARCH 31, 2009 and DECEMBER 31, 2008
(Dollars in thousands)
1. BASIS OF PRESENTATION
On March 16, 2009, ACON Laboratories, Inc. and certain related entities (collectively the “ACON Entities”) entered into a definitive Acquisition Agreement (the “Agreement”) with Inverness Medical Innovations, Inc. (“Inverness”). The ACON Entities include ACON Laboratories, Inc., (“ACON Lab”), AZURE Institute, Inc. (“Azure”), Oakville Hong Kong Co., Ltd. (“Oakville”) and ACON Biotech (Hangzhou) Co., Ltd. (“ACON Bio”). In connection with the First Territory acquisition executed under the agreement signed dated February 24, 2006 by both parties, as amended, subject to satisfaction of certain financial performance and operational conditions, Inverness shall acquire certain assets and assume certain liabilities of the ACON Entities’ Second Territory Business of researching, developing, manufacturing, marketing and selling lateral flow immunoassay and directly-related products for the remainder of the world. The Agreement sets forth the terms and conditions of Inverness’s acquisition from the ACON Entities of the Second Territory Business, which includes the Business in China, Asia Pacific, Latin America, South America, the Middle East, Africa, India, Pakistan, Russia and Eastern Europe (the “Second Territory Business”). The ACON Entities will retain its other worldwide in-vitro diagnostics businesses including diabetes, clinical chemistry and immunoassay products.
The activities of the Second Territory Business have historically been operated in part by ACON Lab, Azure, Oakville and ACON Bio. All of these entities are under common control of Karsson Overseas Limited. The accompanying combined financial statements of assets acquired and liabilities assumed, of revenue and direct expenses (the “Statements”) have been prepared based upon the carved out of certain historical financial information of these entities for the Second Territory Business from their organization’s financial statements.
The accompanying combined financial statements of the ACON Second Territory Business are unaudited, and have not been reviewed by our independent public accountants or any other auditor. In the opinion of management, the unaudited combined financial statements contain all adjustments considered normal and recurring and necessary for their fair presentation. Interim results are not necessarily indicative of results to be expected for the year. These interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, these combined financial statements do not include all of the information and footnotes necessary for a complete presentation of financial position, results of operations and cash flows. The audited combined financial statements of the ACON Second Territory Business for the year ended December 31, 2008 were included in our Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 1, 2009. These unaudited combined financial statements should be read in conjunction with those audited combined financial statements and notes thereto for the year ended December 31, 2008.
2. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Description of Business—The ACON Entities are a world-wide provider of diagnostic test kits in the consumer, point-of-care and laboratory markets. The key product segments are fertility, infectious disease and drugs of abuse and are manufactured at the ACON Entities’ facility in Hangzhou, China. The Second Territory Business is sold to end users in China through ACON Bio and to end users outside of China through Oakville.
Basis of Presentation—These unaudited combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). All inter Second Territory Business transactions and balances have been eliminated upon combination.

SECOND TERRITORY BUSINESS OF THE ACON ENTITIES
NOTES TO UNAUDITED COMBINED STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
MARCH 31, 2009 and DECEMBER 31, 2008
(Dollars in thousands)
2. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Foreign Currency Translation—The Statements of the ACON Entities are generally measured using the local currency as the functional currency. Net assets denominated in non-U.S.-dollar currencies are translated into U.S. dollar equivalents using year-end foreign exchange rates. Revenue and expenses are translated monthly at amounts that approximate average exchange rates for the period.
Use of Estimates—The preparation of the Statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of net assets sold at the date of the Statements, and the reported amounts of net sales and expenses during the reported periods. Actual results could differ from those estimates.
Fixed Assets—Plant and equipment in the Statements represent the Second Territory Business’s fixed assets to be sold to Inverness. The plant and equipment are recorded at cost and are stated net of accumulated depreciation. Depreciation expense is determined using the straight-line method over the estimated useful lives of the assets as follows:

Machinery	10 years
Vehicles	5 years
Other equipments	5 years
Accounts Receivable and Inventory—Accounts Receivable and Inventory in the Statements represent specific customer balances or inventory contractually agreed to be sold. These amounts are not the historical amount of accounts receivable or inventory maintained by the Second Territory Business. Inventory is valued at the lower of cost (weighted average) or market value and includes the cost of materials, labor and manufacturing overhead.
Accrued expenses—Accrued expenses consist of the accrued fringe benefits such as the accrued bonus and vacation accruals for certain staff of Second Territory Business and agreed upon rebates to customers of the Second Territory Business.
Revenue Recognition—Revenue from product sales is recognized upon passage of title and risk of loss to customers. Provisions for returns and other adjustments are recorded as a reduction of gross sales in the period in which the related sales are recorded.

SECOND TERRITORY BUSINESS OF THE ACON ENTITIES
NOTES TO UNAUDITED COMBINED STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
MARCH 31, 2009 and DECEMBER 31, 2008
(Dollars in thousands)
2. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Cost of Sales—Cost of sales includes direct costs to manufacture inventory and includes an allocation of the Second Territory Business’s variable and fixed overhead based on the ACON Entities’ manufacturing costs. In addition, certain costs including manufacturing management, freight and distribution are allocated based on a historical relationship between sales of the Second Territory Business and sales of other similar the ACON Entities’ products. Management believes these allocations to be reasonable.
Direct Expenses—Allocation of indirect selling, general and administrative expenses has been made using a historical relationship between sales of the Second Territory Business and sales of other similar the ACON Entities’ products. Management believes these allocations to be reasonable.
Income Tax—Income tax provision has been allocated according to the taxable income related to the Second Territory Business. The income tax was calculated according to the statutory income tax rates. Management believes these have been calculated appropriately.
3. RELATED PARTY TRANSACTIONS
There were transactions between the ACON Entities and their related companies, Genclonn Biotech (Hangzhou) Co., Ltd. and Hangzhou Adicon Clinical Laboratories, Inc.. Genclonn Biotech (Hangzhou) Co., Ltd. is identified as a related party due to the fact that it is controlled by the same ultimate holding company as the ACON Entities. Hangzhou Adicon Clinical Laboratories, Inc. is also identified as a related party because 50% of its shares are owned by one of the directors of the ACON entities’ ultimate holding company.